                                 EXHIBIT 24 (i)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1996, with respect to the consolidated financial statements of Hampshire Funding, Inc and Subsidiary for the year ended December 31, 1995, included in Pre-Effective Amendment No. 5 to the Registration Statement (Form S-1/A) and related Prospectus of Hampshire Funding, Inc. and Subsidiary.


                                              ERNST & YOUNG LLP


Boston, Massachusetts

June 10, 1996